EXECUTION COPY

Exhibit 10.16.6

SIXTH Amendment Agreement

This Sixth Amendment Agreement (this “Amendment”) is entered into this 26th day of April 2017, by and among BENEFITFOCUS, INC., a Delaware corporation (the “Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with the Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and SILICON VALLEY BANK, as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

Recitals

A.     The Borrowers, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 20, 2015, as amended pursuant to that certain First Amendment Agreement dated June 16, 2015, pursuant to that certain Second Amendment Agreement dated December 18, 2015, pursuant to that certain Third Amendment Agreement dated March 24, 2016, pursuant to that certain Fourth Amendment Agreement dated October 28, 2016, and pursuant to that certain Fifth Amendment Agreement dated December 12, 2016 (as amended and as the same may from time to time be further amended, modified, supplemented or restated, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers for the purposes permitted in the Credit Agreement.

B.     In connection with the Credit Agreement, the Borrowers have entered into that certain Guarantee and Collateral Agreement dated as of February 20, 2015, in favor of the Administrative Agent for the benefit of the Lenders  (as the same may from time to time be  amended, modified, supplemented or restated, the “Guarantee and Collateral Agreement”).

C.     The Borrowers have requested and the Required Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement and the Guarantee and Collateral Agreement and to consent to certain transactions to be entered into by the Borrowers that would otherwise be prohibited by the covenants in the Credit Agreement and the Guarantee and Collateral Agreement.

Agreement

     Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

2.     Amendments to Loan Documents.

2.1     Amendments to Credit Agreement.

2.1.1.     Section 1.1 (Defined Terms).

(a)     The definition of “Consolidated EBITDA” is amended and restated in its entirety as follows:

““Consolidated EBITDA”: with respect to the Parent and its consolidated Subsidiaries for any trailing sixth month period for which a calculation is to be made under this Agreement, (a) the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) total depreciation expense, plus (v) total amortization expense, plus (vi) non-cash compensation expense, plus (vii) the fees, costs and expenses incurred in connection with this Agreement and the other Loan Documents and the transactions hereunder and thereunder, plus (viii) reasonable one-time fees, costs and expenses incurred in connection with a Permitted Acquisition or a successful offering or issuance of Capital Stock, in each case to the extent approved in writing by the Administrative Agent as an ‘add-back’ to Consolidated EBITDA, plus (ix) other non‑cash items reducing Consolidated Net Income (excluding any such non‑cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Administrative Agent in writing as an ‘add back’ to Consolidated EBITDA, plus (x) any extraordinary or non-recurring losses, expenses or charges not to exceed $1,000,000 in the aggregate for such trailing six month period (or such higher amounts as may be approved by the Required Lenders as an ‘add-back’ to Consolidated EBITDA), minus (b) the sum, without duplication of the amounts for such period of (i) other non‑cash items increasing Consolidated Net Income for such period (excluding any such non‑cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), plus (ii) interest income.”

(b)     The definition of “Liquidity” is amended and restated in its entirety as follows:

“Liquidity”:  at any time, the sum of (i) the aggregate amount of unrestricted cash and Cash Equivalents (including short term marketable securities) held by the Borrowers and the Guarantors in Deposit Accounts or Securities Accounts maintained with SVB or SVB’s Affiliates or another Lender or an Affiliate thereof, or with National Bank of South Carolina (“NBSC”, provided that the aggregate amounts held in deposit accounts with NBSC shall not exceed $6,500,000 at any time), and in each case subject to a first priority lien in favor of the Administrative Agent, including, without limitation, pursuant to a Deposit Account Control Agreement with respect to each such Deposit Account or Securities Account Control Agreement with respect to each such Securities Account, plus (ii) the Available Revolving Commitment at such time; provided that, in connection with any calculation of Liquidity required hereunder, at least $25,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) above.

2.1.2.     Section 7.1 (Financial Covenants).

(a)     Section 7.1(a) of the Credit Agreement (Minimum Liquidity) is hereby amended and restated as follows:

“Minimum Liquidity.  Permit Liquidity at any time, as tested on the last day of each month, to be less than $40,000,000; provided that, in connection with any calculation of Liquidity required under this Section 7.1(a), at least $25,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) of the definition of Liquidity.

(b)     Section 7.1(b) of the Credit Agreement (Minimum Consolidated EBITDA) is hereby amended by deleting the grid set forth therein and by substituting the following in its stead:

Quarter Ending	Minimum Consolidated EBITDA for Applicable Trailing Sixth Month Period
March 31, 2017	$4,750,000
June 30, 2017	$3,000,000
September 30, 2017	$3,500,000
December 31, 2017	$9,000,000
March 31, 2018	$10,500,000
June 30, 2018	$10,250,000
September 30, 2018	$11,000,000
December 31, 2018	$13,000,000
March 31, 2019	$16,600,000
June 30, 2019	$15,000,000
September 30, 2019	$17,250,000
December 31, 2019	$18,250,000

2.1.3.     Exhibit B (Form of Compliance Certificate).  Exhibit B to the Credit Agreement is hereby deleted in its entirety and the Exhibit A attached hereto is substituted in its stead.

2.2     Amendment to Guarantee and Collateral Agreement.  The definition of “Excluded Assets” is amended and restated in its entirety as follows:

“Excluded Assets”:  collectively,

(a)     margin stock (within the meaning of Regulation U issued by the Board) to the extent the creation of a security interest therein in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) will result in a violation of Regulation U issued by the Board;

(b)     motor vehicles and other equipment covered by certificates of title;

(c)     capital stock of any Excluded Foreign Subsidiary (other than Capital Stock representing up to 66% of the total outstanding voting Capital Stock of any Excluded Foreign Subsidiary); provided, however, that any Proceeds, substitutions or replacements of any Excluded Assets shall not be Excluded Assets (unless such Proceeds, substitutions or replacements are otherwise, in and of themselves, Excluded Assets); and

(d)     Deposit Accounts opened by any Grantor that are notional and custodial accounts used exclusively for the maintenance of third-party and employee funds in connection with account administration and billing services offered by Grantors.

2.3     Amendment to Schedules.  Schedules 1, 5 and 6 to the Guarantee and Collateral Agreement attached hereto hereby amend and restate the related schedules contained in the Guarantee and Collateral Agreement.

3.     Consents and Acknowledgments.

3.1     Borrowers have advised that Benefitfocus.com has previously granted a license for its “Imax” product to Acord Corporation (“Acord”) pursuant to that certain Exclusive License Agreement dated as of November 11, 2016.  Benefitfocus.com intends to transfer legal title to the “Imax” product and will retain a perpetual, irrevocable, worldwide, right and license to continue to use the “Imax” product.  The Required Lenders hereby consent to the legal transfer of the “Imax” product notwithstanding the terms of (a) Section 7.5 or any other provision of the Credit Agreement, and (b) Section 5.16 or any other provision of the Guarantee and Collateral Agreement.

3.2     Borrowers have advised that Benefitfocus.com has determined it is desirable in the conduct of its business to cease prosecution of all non-U.S. patent applications.  The Required Lenders hereby (a) acknowledge that such abandonment, cancellation, non-renewal or discontinuance of use or maintenance of all non-U.S. patent applications is permitted pursuant to Section 7.5(l) of the Credit Agreement, (b) consent to such abandonment, cancellation, non-renewal or discontinuance of use or maintenance of all non-US patent applications notwithstanding the terms of Section 5.8(g) of the Guarantee and Collateral Agreement and (c) waive any requirement for the Borrowers to provide notice to the Administrative Agent with respect thereto under Section 5.8(e) of the Guarantee and Collateral Agreement.

3.3     Borrowers have advised that one or more of them intend to offer “Account Administration and Billing Services”.  In connection with providing such services, Borrowers will be required to maintain notional and custodial accounts at a third party bank.  The Required Lenders hereby consent to the formation and maintenance of such notional and custodial accounts and agree that such accounts will not constitute Collateral to the extent such accounts are used exclusively for the maintenance of third-party and employee funds.

4.     Conditions Precedent to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of (and in form and substance satisfactory to, as applicable) the Administrative Agent (such date, the “Sixth Amendment Effective Date”):

4.1     This Amendment shall have been duly executed and delivered by the respective parties hereto.  The Administrative Agent shall have received a fully executed copy hereof.

4.2     All necessary consents and approvals to this Amendment shall have been obtained by the Loan Parties.

4.3     After giving effect to this Amendment, each of the representations and warranties herein and in the Credit Agreement and the other Loan Documents (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of the Sixth Amendment Effective Date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date.

4.4     The payment by the Borrower to the Administrative Agent, for the ratable benefit of each Lender party to this amendment based on such Lender’s Revolving Percentage, an amendment fee equal to .10% of the Revolving Commitment of each Lender party hereto.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent (or made available) by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the Sixth Amendment Effective Date specifying such Lender’s objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent to that effect on or prior to the Sixth Amendment Effective Date.

5.     Limitation of Amendment.

5.1     The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with any Loan Document.

5.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

6.     Representations and Warranties.  To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrowers hereby represent and warrant as follows:

6.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

6.2     Each Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended by this Amendment;

6.3     The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, have been duly authorized;

6.4     The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting such Borrower, (b) any contractual restriction with a Person binding on such Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on such Borrower, or (d) the organizational documents of such Borrower;

6.5     The execution and delivery by each Borrower of this Amendment and the performance by such Borrower of its obligations under the Credit Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on such Borrower, except as already has been obtained or made; and

6.6     This Amendment has been duly executed and delivered by each Borrower and is the binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

7.     No Defenses of Borrowers.  Each Borrower hereby acknowledges and agrees that such Borrower has no offsets, defenses, claims, or counterclaims against the

Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if such Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and such Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

8.     Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9.     Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.     Effect on Loan Documents.

10.1     The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Administrative Agent’s right to demand strict performance of all terms and covenants as of any date.  The Borrowers, on behalf of each Loan Party, hereby ratify and reaffirm the Borrowers’ obligations under the Credit Agreement and each Loan Party’s obligations under each other Loan Document to which it is a party and agrees that none of the amendments or modifications to the Credit Agreement set forth in this Amendment shall impair any Loan Party’s obligations under the Loan Documents or the Administrative Agent’s rights under the Loan Documents.  The Borrowers, on behalf of each Loan Party, hereby further ratify and reaffirm the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledge that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations (as amended hereby) from and after the date hereof.  The Borrowers, on behalf of each Loan Party, acknowledge and agree that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledge as of the date hereof that no Loan Party has any defenses to enforcement of the Loan Documents.  The Borrowers, on behalf of each Loan Party, waive any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Document that might otherwise be available as a result of this Amendment.  To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

10.2     To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

10.3     This Amendment is a Loan Document.

11.     Severability.  The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

12.     Choice of Law. Section 10.13 and Section 10.14 of the Credit Agreement are hereby incorporated by reference in their entity mutatis mutandis.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

BENEFITFOCUS.COM, INC. By: /s/ Jeffrey M. Laborde Name: Jeffrey M. Laborde Title: CFO	BENEFITFOCUS, INC. By: /s/ Jeffrey M. Laborde Name: Jeffrey M. Laborde Title: CFO
BENEFITSTORE, INC. By: /s/ Jeffrey M. Laborde Name: Jeffrey M. Laborde Title: CFO

SILICON VALLEY BANK, as Administrative Agent and as a Lender

By:    /s/ Will Deevy

Name:     Will Deevy

Title:       Vice President

COMERICA BANK, as a Lender

By:    /s/ John Benetti

Name:     John Benetti

Title:       SVP

PACIFIC WESTERN BANK, as a Lender

By:    /s/ Adam Glick

Name:     Adam Glick

Title:       SVP

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:    /s/ Ushma Dedhiya

Name:     Ushma Dedhiya

Title:       Authorized Signatory

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

BENEFITFOCUS, INC.
BENEFITFOCUS.COM, INC.
BENEFITSTORE, INC.

Date:  ___________ ____, 20____

1.     This Compliance Certificate is delivered pursuant to Section 6.2(b) of that certain Credit Agreement, dated as of February 20, 2015, by and among BENEFITFOCUS, INC., a Delaware corporation (“Parent”), BENEFITFOCUS.COM, INC., a South Carolina corporation (“Benefitfocus.com”), and BENEFITSTORE, INC., a South Carolina corporation (“BenefitStore”, and together with Parent and Benefitfocus.com, each individually, a “Borrower”, and collectively, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, Silicon Valley Bank (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) and COMERICA BANK, as documentation agent (in such capacity, the “Documentation Agent”) (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.     The undersigned, a duly authorized and acting Responsible Officer of Parent, hereby certifies, in his/her capacity as an officer of Parent, and not in any personal capacity, as follows:

3.     I have reviewed and am familiar with the contents of this Compliance Certificate.

4.     I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Parent and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”).  Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default.

5.     Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement.

6.     [To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party.]

7.     [To the extent not previously disclosed to the Administrative Agent, a list of any material patents, registered trademarks or registered copyrights issued to or acquired by any Loan Party since [the Closing Date][the date of the most recent report delivered].]

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

PARENT, for itself and on behalf of each other Borrower:

BENEFITFOCUS, INC.

By:

Name:

Title:

Attachment 1
to Compliance Certificate

[Attach Financial Statements]

Attachment 2
to Compliance Certificate

Except as set forth below, no Default or Event of Default has occurred.  [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrowers to be taken on account thereof.]

Attachment 3
to Compliance Certificate

Preliminary Note to Compliance Certificate Calculations

The information described herein is as of [____________], [____] (the “Statement Date”), and pertains to the subject period described below.

(a)     Minimum Liquidity.

Required: Not permit Liquidity at any time, as tested on the last day of each month, to be less than $40,000,000; provided that at least $25,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) of the definition of Liquidity.

Actual:

A.	The Available Revolving Commitment as of the Statement Date	$
B.

The aggregate amount of unrestricted cash and Cash Equivalents (including short term marketable securities) held by the Borrowers and the Guarantors in Deposit Accounts or Securities Accounts maintained with SVB or SVB’s Affiliates or another Lender or an Affiliate thereof, or with National Bank of South Carolina (“NBSC”, provided that the aggregate amounts held in deposit accounts with NBSC shall not exceed $6,500,000 at any time), and in each case subject to a first priority lien in favor of the Administrative Agent, including, without limitation, pursuant to a Deposit Account Control Agreement with respect to each such Deposit Account or Securities Account Control Agreement with respect to each such Securities Account; provided that, in connection with any calculation of Liquidity required hereunder, at least $25,000,000 must consist of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) of the definition of Liquidity.

$
C.	MINIMUM LIQUIDITY (the sum of line A plus line B)	$

Does line C consist of not less than $25,000,000 of unrestricted cash and Cash Equivalents (including short term marketable securities) satisfying the requirements of clause (i) of the definition of Liquidity?

               No, not in Compliance                                                    Yes, in Compliance

Is line C equal to or greater than $40,000,000?

               No, not in Compliance                                                     Yes, in Compliance

(b)     Minimum Consolidated EBITDA.

Required: Permit Consolidated EBITDA for any quarter specified below, as calculated on a trailing six (6) months basis, to be less than the correlative amount specified below:

Quarter Ending	Minimum Consolidated EBITDA for Applicable Trailing Six Month Period
March 31, 2017	$4,750,000
June 30, 2017	$3,000,000
September 30, 2017	$3,500,000
December 31, 2017	$9,000,000
March 31, 2018	$10,500,000
June 30, 2018	$10,250,000
September 30, 2018	$11,000,000
December 31, 2018	$13,000,000
March 31, 2019	$16,600,000
June 30, 2019	$15,000,000
September 30, 2019	$17,250,000
December 31, 2019	$18,250,000

Actual: All amounts measured on a trailing six month basis:

A.	Consolidated Net Income	$
B.	Consolidated Interest Expense	$
C.	Provisions for taxes based on income	$
D.	Total depreciation and amortization expense	$
E.	Non-cash compensation expense	$
F.	The fees, costs and expenses incurred in connection with the Credit Agreement and the other Loan Documents and the transactions thereunder	$

G.

Reasonable one-time fees, costs and expenses incurred in connection with a Permitted Acquisition or a successful offering or issuance of

Capital Stock, in each case to the extent approved in writing by the Administrative Agent as an ‘add-back’ to Consolidated EBITDA

$
H.

Other non‑cash items reducing Consolidated Net Income (excluding any such non‑cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by the Administrative Agent in writing as an ‘add back’ to Consolidated EBITDA

$
I.

any extraordinary or non-recurring losses, expenses or charges not to exceed $1,000,000 in the aggregate in any trailing sixth month period (or such higher amounts as may be approved by the Required Lenders as an ‘add-back’ to Consolidated EBITDA)

$
J.	The Sum of lines A through I	$
K.

Other non‑cash items increasing Consolidated Net Income for such period (excluding any such non‑cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period)

$
L.	Interest Income	$
M.	The Sum of lines K and L	$
N.	CONSOLIDATED EBITDA (line J minus line M)	$

Is Line N equal to or greater than $[                                               ]?

Schedule 1

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address
Benefitfocus, Inc.	100 Benefitfocus Way Charleston, SC 29492 Attention: Chief Financial Officer and General Counsel E-Mail: Legal1@benefitfocus.com
Benefitfocus.com, Inc.	100 Benefitfocus Way Charleston, SC 29492 Attention: Chief Financial Officer and General Counsel E-Mail: Legal1@benefitfocus.com
BenefitStore, Inc.	100 Benefitfocus Way Charleston, SC 29492 Attention: Chief Financial Officer and General Counsel E-Mail: Legal1@benefitfocus.com

Schedule 5

LOCATIONS OF EQUIPMENT AND INVENTORY

Grantor	Address Location
Benefitfocus, Inc.	N/A
Benefitfocus.com, Inc.	100 Benefitfocus Way Charleston, SC 29492
125 Fairchild Street Charleston, SC 29492
215 Fairchild Street Charleston, SC 29492
5935 Rivers Avenue North Charleston, SC 29406
1016 Woods Crossing Road Suite B Greenville, SC 29607
400 Riverwalk Terrace, Riverwalk Crossing Suites 160, 210, 240 & 250 Jenks, OK 74037 Effective May 1, 2017: 400 Riverwalk Terrace, Riverwalk Crossing Suite 160 Jenks, OK 74037
TierPoint Hosted Solutions LLC f/k/a Windstream Hosted Solutions LLC 5301 Departure Drive, Suite 111 Raleigh, NC 27616
TierPoint Hosted Solutions LLC f/k/a Windstream Hosted Solutions LLC 4021 Rose Lake Drive Charlotte, NC 28217
Exhibit Concepts, Inc. 700 Crossroads Court Vandalia, OH 45377
Stockade Storage 460 Seven Farms Drive Daniel Island, SC 29492
BenefitStore, Inc.	100 Benefitfocus Way Charleston, SC 29492

Schedule 6

RIGHTS OF THE GRANTORS RELATING TO PATENTS

Issued Patents of Benefitfocus, Inc.

NONE

Pending Patent Applications of Benefitfocus, Inc.

NONE

Issued Patents and Pending Patent Applications Licensed to Benefitfocus, Inc.

NONE

Issued Patents of Benefitfocus.com, Inc.

Jurisdiction	Patent No.	Issue Date	Inventor	Title
United States	8,412,646	04/02/2013	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
United States	8,572,760	10/29/2013	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
United States	8,935,705	01/13/2015	Jeremy D. Martin	Execution of highly concurrent processing tasks based on updated dependency data structure at run-time
United States	9,430,504	08/30/2016	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration
United States	9,454,412	09/27/2016	Michael Rosier	Systems and methods for classifying and analyzing runtime events
Australia	2009298151	10/29/2015	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
China	ZL200980126895.0	09/03/2014	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
China	ZL201180039769.9	07/22/2015	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information

China	ZL201280021183.4	09/21/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Hong Kong	HK1179722	01/08/2016	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
Japan	5690935	02/06/2015	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
Japan	5989097	08/19/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Taiwan	I531973	05/01/2016	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Australia	2012256399	03/16/2017	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Pending Patent Applications of Benefitfocus.com, Inc.

Jurisdiction	Serial No.	Filing Date	Inventor	Title
United States	13/020,376	02/03/2011	John M. Lunsford	Systems and methods for polymorphic content generation in a multi-application, multi-tenant environment
United States	13/299,112	11/17/2011	William B. Gilbert	Systems and methods for dynamic service integration
United States	13/452,580	04/20/2012	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
United States	14/463,314	08/19/2014	Michael Rosier	Systems and methods for correlating derived metrics for system activity
United States	14/482,437	09/10/2014	Adam Wagner	Systems and methods for a metadata driven user interface framework
PCT	PCT/US2015/045477	08/17/2015	Michael Rosier	Systems and methods for correlating derived metrics for system activity
PCT	PCT/US2015/047882	09/01/2015	Adam Wagner	Systems and methods for a metadata driven user interface framework
PCT	PCT/US2015/048274	09/03/2015	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration
PCT	PCT/US2015/048822	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events

Australia	2011289673	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
Australia	2012256399	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Australia	2012337242	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
Australia	2013249909	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
Australia	2015324406	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events
Canada	2,726,729	10/05/2009	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
Canada	2,806,461	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
Canada	2,868,317	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
Canada	2,855,191	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
Canada	2,829,194	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Canada	N/A	02/01/2017	Michael Rosier	Systems and methods for classifying and analyzing runtime events
China	201280055871.2	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
China	201380020635.1	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
China	201580041662.6	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events
Europe	09818612.5	10/05/2009	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
Europe	11816869.0	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
Europe	12785376.0	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks

Europe	12849965.4	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
Europe	13777746.0	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
Europe	15847866.9	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events
Hong Kong	See Chinese Patent No. ZL200980126895.0 above	[ ]	Theodore C. Tanner, Jr.; Matthew Aldridge; Gregory Jorstad	Systems and methods for automatic creation of agent-based systems
Hong Kong	14103513.6	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
Hong Kong	15101068.8	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
India	984/DELNP/2013	08/08/2011	Theodore C. Tanner, Jr.; Amit Jain	Systems and methods for secure agent information
India	7410/CHENP/2013	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
India	2117/CHENP/2014	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
India	8112/DELNP/2014	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
India	201647044611	09/08/2015	Michael Rosier	Michael Rosier
Japan	2014-542317	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration
Japan	2015-506985	02/14/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls
Japan	2016-574917	09/08/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events
Taiwan	101142364	11/14/2012	William B. Gilbert	Systems and methods for dynamic service integration
Taiwan	102113431	04/16/2013	Jason Shaun McDonald	System and method for enabling the styling and adornment of multiple, disparate web pages through remote method calls

Taiwan	104122891	07/15/2015	Michael Rosier	Systems and methods for correlating derived metrics for system activity
Taiwan	104129322	09/04/2015	Adam Wagner	Systems and methods for a metadata driven user interface framework
Taiwan	104128936	09/02/2015	Michael Rosier	System and method for dynamically intercepting and adjusting persistence behaviors via runtime configuration
Taiwan	104128937	09/02/2015	Michael Rosier	Systems and methods for classifying and analyzing runtime events
South Korea	10/2013/7029824	02/24/2012	Jeremy D. Martin	Registration and execution of highly concurrent processing tasks
South Korea	10/2014/7012950	10/22/2012	William B. Gilbert	Systems and methods for dynamic service integration

Issued Patents and Pending Patent Applications Licensed to Benefitfocus.com, Inc.

NONE

Issued Patents of BenefitStore, Inc.

NONE

Pending Patent Applications of BenefitStore, Inc.

NONE

Issued Patents and Pending Patent Applications Licensed to BenefitStore, Inc.

NONE

RIGHTS OF THE GRANTORS RELATING TO TRADEMARKS

Registered Trademarks of Benefitfocus, Inc.

NONE

Pending Trademark Applications of Benefitfocus, Inc.

NONE

Registered Trademarks and Pending Trademark Applications Licensed to Benefitfocus, Inc.

NONE

Registered Trademarks of Benefitfocus.com, Inc.

Jurisdiction	Registration No.	Registration Date	Filing Date	Registered Owner	Mark
United States	4649999	12/02/2014	07/22/2013	Benefitfocus.com, Inc.	HR INTOUCH
United States	4565511	07/08/2014	07/22/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
United States	4527136	05/06/2014	07/19/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
United States	4261142	12/18/2012	04/30/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
United States	4261146	12/18/2012	04/30/2012	Benefitfocus.com, Inc.	HR INTOUCH
United States	4111384	03/13/2012	06/30/2011	Benefitfocus.com, Inc.	SHOP ENROLL MANAGE EXCHANGE
United States	4102028	02/21/2012	06/30/2011	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. ONE PLACE.
United States	3826875	08/03/2010	12/12/2008	Benefitfocus.com, Inc.	ICYOU
United States	3578457	02/24/2009	05/16/2007	Benefitfocus.com, Inc.
United States	2496059	10/09/2001	08/04/2000	Benefitfocus.com, Inc.	BENEFITFOCUS
United States	4758876	06/23/2015	07/21/2014	Benefitfocus.com, Inc.	ONE PLACE
Australia	International Reg. No. 1106495 Trademark No. 1476309	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

Australia	International Reg. No. 1142954 Trademark No. 1534903	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
Australia	International Reg. 1138700 Trademark No. 1531065	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH
Australia	International Reg. 1181498 Trademark No. 1591173	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH
Australia	International Reg. 1191605 Trademark No. 1605589	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
Australia	International Reg. No. 1182012 Trademark No. 1591274	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
Canada	TMA855701	07/19/2013	01/31/2012	Benefitfocus.com, Inc.	BENEFITFOCUS
Canada	TMA867347	12/16/2013	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH
Canada	TMA867346	12/16/2013	10/29/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
Canada	TMA911121	08/13/2015	12/19/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
Canada	TMA911122	08/13/2015	12/19/2013	Benefitfocus.com, Inc.	HR INTOUCH
Canada	TMA962882	2/15/2017	1/17/2014	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
China	14158487	04/21/2015	03/12/2014	Benefitfocus.com, Inc.	BENEFITFOCUS
China	14158486	04/21/2015	03/12/2014	Benefitfocus.com, Inc.	BENEFITFOCUS
India	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
India	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
India	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Ireland	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS
Ireland	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH
Ireland	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH
Ireland	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
Ireland	International Reg. No. 1182012	10/01/2013	10/1/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
Israel	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS
Israel	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
Israel	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
New Zealand	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
New Zealand	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
New Zealand	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH
New Zealand	967599	04/24/2013	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH
New Zealand	967600	04/24/2013	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
South Africa	2012/28642	03/13/2015	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH
South Africa	2013/27350	09/28/2015	10/02/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
South Africa	2013/27351	09/28/2015	10/02/2013	Benefitfocus.com, Inc.	HR INTOUCH
South Africa	2014/00310	07/30/2015	01/07/2014	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
United Kingdom	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
United Kingdom	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH
United Kingdom	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS

United Kingdom	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH
United Kingdom	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
United Kingdom	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
World Intellectual Property Organization	International Reg. No. 1142954	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
World Intellectual Property Organization	International Reg. No. 1138700	10/22/2012	10/22/2012	Benefitfocus.com, Inc.	HR INTOUCH
World Intellectual Property Organization	International Reg. No. 1106495	12/30/2011	12/30/2011	Benefitfocus.com, Inc.	BENEFITFOCUS
World Intellectual Property Organization	International Reg. No. 1191605	12/31/2013	12/31/2013	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
World Intellectual Property Organization	International Reg. No. 1182012	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	BENEFITFOCUS
World Intellectual Property Organization	International Reg. No. 1181498	10/01/2013	10/01/2013	Benefitfocus.com, Inc.	HR INTOUCH

Pending Trademark Applications of Benefitfocus.com, Inc.

Jurisdiction	Application No.	Filing Date	Applicant	Mark
United States	86/923,373	02/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS
Canada	1660145	01/17/2014	Benefitfocus.com, Inc.	ALL YOUR BENEFITS. IN YOUR POCKET.
Canada	1797920	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS
India	2419567	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH
India	2419568	10/30/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
South Africa	2012/28643	10/23/2012	Benefitfocus.com, Inc.	HR INTOUCH MARKETPLACE
South Africa	2016/24461	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS
South Africa	2016/24462	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS
World Intellectual Property Organization	A0061183	08/29/2016	Benefitfocus.com, Inc.	BENEFITFOCUS

Registered Trademarks and Pending Trademark Applications Licensed to Benefitfocus.com, Inc.

NONE

Registered Trademarks of BenefitStore, Inc.

NONE

Pending Trademark Applications of BenefitStore, Inc.

NONE

Registered Trademarks and Pending Trademark Applications Licensed to BenefitStore, Inc.

NONE

RIGHTS OF THE GRANTORS RELATING TO COPYRIGHTS

Registered Copyrights of Benefitfocus, Inc.

NONE

Pending Copyright Applications of Benefitfocus, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to Benefitfocus, Inc.

NONE

Registered Copyrights of Benefitfocus.com, Inc.

Jurisdiction	Registration No.	Registration Date	Work of Authorship
United States	TX0006032200	11/14/2001	Benefit focus online enrollment and data exchange service application.
United States	TX0006032199	11/14/2001	Benefit focus online enrollment and data exchange services application version 1.14.
United States	V9921D265	02/25/2015	Benefit focus online enrollment and data exchange service application & 1 other title.

Pending Copyright Applications of Benefitfocus.com, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to Benefitfocus.com, Inc.

NONE

Registered Copyrights of BenefitStore, Inc.

NONE

Pending Copyright Applications of BenefitStore, Inc.

NONE

Registered Copyrights and Pending Copyright Applications Licensed to BenefitStore, Inc.

NONE

OTHER LICENSE RIGHTS RELATING TO INTELLECTUAL PROPERTY

1.     Benefitfocus.com, Inc. grants licenses in the ordinary course for the use of its software to its customers pursuant to Terms of Use, Master Services Agreements and related Software License and Service Agreements.

2.     Benefitfocus.com, Inc. licenses certain Intellectual Property rights from Oracle America, Inc. pursuant to that Ordering Document, effective November 22, 2013, by and between Arrow Enterprise Computing Solutions Inc., CDW Logistics, Inc., Oracle America, Inc. and Benefitfocus.com, Inc. (incorporating by reference the Oracle Master Agreement, US-OMA-68046).

3.     Benefitfocus.com, Inc. licenses certain Intellectual Property rights from John Hopkins University pursuant to that ACG Consultant Production License and Professional Services Agreement, dated May 2, 2011.

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